SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


POWER REIT
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)



        000-54560                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)

301 Winding Road, Old Bethpage, New York	  11804
(Address of Principal Executive Offices)	(Zip Code)

                              (212) 750-0373
         (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 8: OTHER EVENTS

Item 8.01

On November 6, 2013, Power REIT ("Power REIT") filed a draft prospectus supplement to its previously filed and currently effective shelf registration statement on Form S-3 (File No. 333-180693)
(the "Registration Statement"). Power REIT intends to issue, from time to time, up to 150,000 shares of 7.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share, with liquidation preference value of $25.00 per share, (the "Series
A Shares").

The legal and tax opinions of Leech Tishman Fuscaldo & Lampl, LLC relating to the Series A Shares being offered are filed as
Exhibit 5.1 and Exhibit 8.1 respectively to this Current Report on
Form 8-K.   Power REIT's audit firm, Gibbons & Kawash, A.C., has also
provided its consent, which is filed as Exhibit 23.1 to this Current Report on Form 8-k.

The above disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.



SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description

5.1	Legal Opinion and consent of Leech Tishman Fuscaldo & Lampl,
	LLC, dated November 6, 2013

8.1	Tax Opinion and consent of Leech Tishman Fuscaldo & Lampl,
	LLC, dated November 6, 2013

23.1	Consent of Gibbons & Kawash A.C., independent registered
	public accounting firm, dated November 6, 2013





SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	November 6, 2013

POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman